UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2009

Date of reporting period: June 30, 2009

Item 1. Report to Stockholders.

Capital Advisors
growth fund

Semi-Annual Report

June 30, 2009

CAPITAL ADVISORS GROWTH FUND

July 30, 2009

Dear Shareholder,

A survey of stock market benchmarks as of mid-year 2009 would mislead anyone who lived in a cave during the first six months of the year.  During this time the Dow Jones Industrial Index declined a modest -2.01% while the S&P 500® Index advanced 3.16%...stability at last after a tumultuous year in 2008.  Yet the path to “stability” implied by these modestly positive returns has been anything but.  At the market’s low in March the Dow was down -24.80% on a year-to-date basis, while the S&P 500 was down -24.63%.  These benchmarks subsequently surged 30.30% and 36.88% respectively between March 9 and June 30 to arrive at their mid-year resting points.

For nearly two years now we have structured the Fund to be less volatile than the overall stock market by keeping a reserve of cash and by emphasizing “low-beta” stocks in relatively stable companies and industries.  This positioning can be seen in the Fund’s pattern of returns so far in 2009.  At its low-water mark on March 9 the Fund was down -14.44% on a year-to-date basis, much better than the broad market benchmarks at the time.  From its March low the Fund advanced 22.51% through June 30, which was also (unfortunately) less volatile than the market as a whole.  The endpoint as of June 30 has been similar for the Fund and the market (the Fund was up 4.81% for the first six months of 2009 – see below for a complete summary of the Fund’s performance), but the Fund has delivered a smoother ride along the way.

We believe the primary catalyst for the strong rally in stocks since the spring has been the removal of “financial Armageddon” from most investors’ probability distributions about the future.  As of early March a complete failure of the global financial system seemed like a real possibility.  Under such a scenario almost no price is cheap enough in the stock market, which is why many stocks briefly touched prices at that time that look shockingly low with the benefit of hindsight today.

Now that financial Armageddon appears to have been removed from the valuation equation for stocks – a viewpoint we agree with – the market may have returned to its “new normal” range, some 40% below where it stood before the credit bubble burst in 2007 (the high for the S&P 500 Index was 1565.15 on October 9, 2007).

DEPRESSION ECONOMICS…

The world economy is not in depression; it probably won’t fall into depression, despite the magnitude of the current crisis (although I wish I was completely sure about that).  But while depression itself has not returned, depression economics – the kinds of problems that characterized much of the world economy in the 1930s but have not been seen since – has staged a stunning comeback…The world economy has turned out to be a much more dangerous place than we imagined.

Krugman, Paul. The Return of Depression Economics And The Crisis of 2008. New York: W.W. Norton & Company, Inc., 2009.
Paul Krugman was the recipient of the 2008 Nobel Prize in Economics

CAPITAL ADVISORS GROWTH FUND

When economists like Paul Krugman describe the current macro environment with terms like “depression economics” what they mean is that for the first time in two generations we are experiencing failures on the demand side of the economic equation – insufficient private spending to make use of the available productive capacity in the system.  The traditional antidote to economic recessions – easy monetary policy (i.e. central banks like the U.S. Federal Reserve cutting interest rates to spur production and investment) – is less effective when the core problem is insufficient demand.

The problem of insufficient demand to make use of the economy’s capacity went “global” in 2008, but we have seen isolated previews of this condition with increasing frequency in recent years – Japan from the early 1990s onward; Mexico in 1995; Korea, Malaysia, Mexico and Thailand in 1997; and Argentina in 2002.

Stock markets in these countries fared very poorly during these periods of “depression economics.”  Japan’s stock market dropped 65% peak-to-trough between 1989 and 2003, and it remains 54% below its peak after 20-years of stagnation.  The Korean stock market lost 82% of its value between October 1995 and December 1997.  Mexico declined 67% from January 1994 to March 1995.  Malaysia dropped 87% from February 1997 to August 1998.  Argentina’s market sank 84% between February 2000 and May 2002.  And Thailand’s equity market nearly went extinct – losing 93% of its value between December 1993 and August 1998.1

It is tempting to dismiss these examples as irrelevant to residents of the world’s largest and most diverse economy in the United States, but this notion lacks credibility because it has already happened here – between August 1929 and June 1932 the U.S. stock market lost 89% of its value and required 25-years to fully recover.

PROTECT AGAINST WHAT IS POSSIBLE…

The Fund’s cautious investment posture over the past two years has been motivated by a desire to hedge against what is possible.  We do not expect the global economy to slide into outright depression, but it is possible in the midst of a massive global debt contraction and demand-driven recessions throughout most economies of the world.

We don’t expect the S&P 500 Index to drop below its March trough of 666, but it can if this bear market reaches the valuation thresholds that occurred for U.S. stocks in 1974 and 1982 (i.e. a price-to-earnings ratio (P/E) around 9x at a time when earnings per share for the index is $74 or less – the recent consensus forecast for 2010 is $71.58 according to Bloomberg LP on July 10th, 2009).

We are hopeful that the recent 41% rally (using S&P 500 Index July 16th close of 940.74 from March 6th intra-day low of 666) in stocks might represent the start of a new bull market.  Yet we remember that stocks staged four rallies of 20% or more between 1929 and 1932 before a new bull market finally emerged from that cycle.  More recently, in the fall of 2001, the S&P 500 Index bounced 21% following the initial shock of 9/11, only to give way to a subsequent 34% decline to a new low in October of 2002 before that bear market cycle was finally extinguished.

__________
1	The source for all of the stock market returns in this paragraph is MSCI Barra – www.mscibarra.com.

CAPITAL ADVISORS GROWTH FUND

…WHILE SEEKING OPPORTUNITY WHENEVER IT EMERGES

After positioning the Fund for what seems possible on the downside – by keeping a cash reserve; over-weighting low-beta stocks; and holding a modest allocation to gold – we feel it is important to stay alert for the unique investment opportunities that inevitably surface during times of extreme stress and volatility in the asset markets.

The Fund does not seek short-term trades, but it has benefited from three “quick-flips” in the stock market in recent months that contributed nicely to overall results.  The first such trade was Occidental Petroleum, which the Fund held for six days in December 2008 for a 41% gain, plus a dividend!  We held JPMorgan Chase for approximately five weeks between early-March and mid-April 2009, for a 50% profit, plus a dividend.  Lastly, we purchased Capital One Financial in late-March and sold it in early May for a roughly 66% profit.

We don’t ever assume these kinds of quick moves when we buy a stock for the Fund, but we will likely book the profit whenever it happens for the foreseeable future as a means of managing risk during this period of heightened economic uncertainty.

WHAT WILL “NORMAL” LOOK LIKE?

If the message of recent market action is correct that Armageddon might be avoided this time around, the next logical question is what might the “new normal” look like for the economy and the stock market?  Our view is that investors should not expect a “normal” economic recovery from the current recession.  Specifically, we believe the most likely growth rate for the U.S. economy over the next several years may be 2.0% or less, rather than the 3.3% growth rate that had been the average over the previous 50-years (source: Bloomberg LP – Real GDP from 12/31/57 through 12/31/07).

Forming an opinion about the future growth rate of the economy (as measured by Gross Domestic Product, or “GDP”) requires investigation into its four primary components:

1)	Consumer Spending (70.5% of GDP in 2008)

2)	Government Spending (20.2%)

3)	Business Investment (14.0%)

4)
Net Trade (-4.7%) – this number is negative because the U.S. runs a net trade deficit with the rest of the world.  This component contributes positively to GDP when the deficit narrows, even if the number remains in deficit, and it detracts from GDP when it expands.

Source: www.bea.gov - July 31, 2008 - Table 1B.--Revisions to Current-Dollar Gross Domestic Product, National Income, and Disposition of Personal Income. REVISED ESTIMATES: 2005 THROUGH FIRST QUARTER 2008

CAPITAL ADVISORS GROWTH FUND

REVERSE-ENGINEERING GDP…

The four building blocks of GDP must always sum to 100, so any material change in one component must be offset by opposite changes in the remaining components.  We discuss each of these four components of GDP in the sections that follow to illustrate why we expect a structural change toward lower-than-normal economic growth for several years to come.

CONSUMER SPENDING – 70.5% OF GDP:

Consumer spending is the largest contributor to the overall economy by far.  As a consequence, small changes in consumer spending patterns require large shifts in the remaining components of GDP as an offset.  We expect consumer spending might remain sluggish for an extended period because:

1)
The consumer savings rate must rise to offset the recent collapse in household net worth caused by the housing crisis and the 40%-plus drop in stock prices.  Federal Reserve data indicates that household net worth has declined by $15 trillion since 2007, prompting an increase in the personal savings rate from zero two years ago, to 6.9% in May of this year (source: Bureau of Economic Analysis).  Considering that the long-term average savings rate has been over eight percent, there is still room for further belt tightening just to return to a “normal” rate of saving among consumers.

2)
High unemployment saps the income needed to drive consumer spending.  As of now the unemployment rate is still trending upward.  The U-6 unemployment rate, which includes people working part-time for economic reasons, is sitting at 16.5%, the highest reading in the 15-year history of this metric.  With capacity utilization running at an all-time low of 68.3% in May, the prospects for re-absorption into the workforce among those currently unemployed seems unusually stark.

3)
Consumers need to pay down debt.  According to the Federal Reserve, total household debt as a percentage of disposable income is roughly 130% today, down slightly from the all-time high, but far from what was previously considered extreme at 100% during the 2001 recession.

4)
Energy costs are going the wrong way again.  The average national gas price was $2.64 on June 30, an increase of $1.25 per gallon from the start of the year.  Assuming recent prices hold, and that roughly 140 billion miles will be driven this year, an additional $175 billion will be spent on gasoline rather than elsewhere in the economy.

GOVERNMENT SPENDING – 20.2% OF GDP:

All nations rely upon government spending for a portion of overall GDP.  Government spending is also the most effective stabilizer for GDP due to the use of fiscal policy to accelerate spending during recessions, and (hopefully) pull back during economic expansions.  We can all be thankful for the aggressive fiscal policy enacted worldwide during the recent financial crisis to avoid a worst-case-scenario for the global economy.

CAPITAL ADVISORS GROWTH FUND

Unfortunately, fiscal policy has a natural limit tied to the tax revenues needed to pay for it.  This natural limit has already been exceeded by most of the developed world, including the United States, as indicated by our nation’s budget deficit (tax receipts minus expenditures), which is projected to explode to 13.1% of GDP in 2009, from 3.2% in 2008 (source: Congressional Budget Office).  No nation can sustain a budget deficit of this magnitude for long before the capital markets revolt by withdrawing support for that country’s sovereign debt and/or currency, thereby driving interest rates higher and the currency lower, to the detriment of growth and prosperity in the offending nation.  On this topic, the image (source: Credit Suisse Debt Strategists) below is worth a thousand words:

For the United States and the Euro Zone, in particular, one of two things should happen in the years to come: 1) politicians in these nations might reign in spending sufficiently to bring their annual budgets closer to balance, or 2) global investors will force the issue by refusing to own the bonds and currencies of these countries at rates of interest/exchange that allow these economies to function properly.

The more benign of these two scenarios – political will power – would represent a significant drag on future economic growth.  This is not a matter of opinion; it is simple arithmetic.  To shrink a budget deficit from 13% of GDP back to 3% represents a potential withdrawal of purchasing power equal to 10% of GDP – twice the contribution of total net trade as a percent of GDP; one third of total business spending as a percent of GDP; or 14 percent of total consumer spending!  Fiscal policy may have saved capitalism from the abyss, but its withdrawal could produce an economic hangover for years until government budgets are brought back into balance.

Unfortunately, a long hangover is the better of the two options for unwinding global fiscal stimulus.  If the markets force the hand of politicians in the form of rising interest and deteriorating currency values the path for economic recovery and asset prices could be quite unsettling.

BUSINESS SPENDING – 14.0% OF GDP:

Private sector demand is already too anemic to absorb our economy’s capacity to produce, so why would businesses increase capital expenditures to add even more capacity to the system?  Our best guess is that they won’t.

CAPITAL ADVISORS GROWTH FUND

Despite the poor outlook for capacity related business spending, however, we do expect a short-term pop in inventory spending as business inventories need re-stocking after falling excessively in the fourth quarter of 2008 and first quarter of 2009 during the height of the chaos in the markets.  Unfortunately, after inventories are re-adjusted to match the much lower level of private sector demand, business spending will likely remain subdued until demand finally absorbs excess capacity from the system.

NET TRADE – (-4.7%) OF GDP:

Faster growing economies outside the United States provided a positive offset to domestic contraction at the onset of the economic slowdown 18-months ago.  Today, however, the rest of the world has followed the U.S. into recession.  Recent analysis by Morgan Stanley Chief Economist, Stephen Roach, showed that as of mid-2009 three-quarters of the world’s economies are contracting.  The latest forecast from the International Monetary Fund (IMF) predicts a 2.5 percent decline in world real per capita GDP in 2009, which would be the most severe global recession of the post-WWII period.  The World Trade Organization expects that global export volumes might fall by 9% this year, which would also be the largest such contraction in the post-World War II era.

In short, with the rest of the world having followed the U.S. into economic contraction, the ability of net trade to contribute positively to overall GDP seems compromised.

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2009 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Google	1,340	349.20	421.59	4.1
Exelon	10,200	46.69	51.21	3.8
Suncor	16,050	27.25	30.34	3.5
Intel	29,190	19.61	16.55	3.5
iShares iBOXX Invest GR	4,400	98.67	100.28	3.2
Newmont Mining	10,700	42.17	40.87	3.1
Total Fina	7,080	47.69	54.23	2.8
Vodafone	19,400	17.98	19.49	2.7
Paychex	14,800	25.83	25.20	2.7
Wal-Mart Stores	7,680	49.39	48.44	2.7

Of the 33 common stocks held by the Fund as of June 30, 2009, the 10 largest holdings represented 32.10% of total assets.  The Fund held 18.94% of its assets in interest bearing cash reserves as of June 30, 2009.

CAPITAL ADVISORS GROWTH FUND

PERFORMANCE

The following data summarizes the Fund’s performance over various holding periods in comparison to relevant benchmarks:

Periods Ending June 30, 2009
		Russell 1000
	Fund	Growth	S&P 500
6-Months	4.81	11.53	3.16
12-Months	-14.87	-24.50	-26.21
3-Years*	-3.16	-5.45	-8.22
5-Years*	0.58	-1.83	-2.24
Inception*	-4.21	-6.26	-3.10
(12-31-99)

Gross Expense Ratio: 2.19%
*  Annualized

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data to the most recent month end may be obtained by calling 1-866-205-0523.

PURCHASE AND SALES…

A few of the larger positions added to the Fund since the year-end report included Exelon Corporation, Newmont Mining, Paychex and YUM Brands.

The Fund was active on the sell-side again during the first half of 2009.  Thirteen positions were eliminated from the Fund during the period, including Brookfield Asset Management, Capital One Financial, Emerson Electric, FedEx Corp., Foster Wheeler, Genentech, Genworth Financial, GlaxoSmithkline, JP Morgan, Marathon Oil Corp., Nasdaq OMX Group, Northrop Grumman, and Research in Motion.

NEW PURCHASES

Exelon Corporation (Ticker: EXC)

Exelon is a utility service holding company with regulated and unregulated divisions. The regulated division comprises of Commonwealth Edison of Illinois and PECO Energy of Pennsylvania, which distribute electricity and natural gas to approximately 5.4 million customers combined.  Exelon’s unregulated generation fleet produces roughly 80% of the Company’s earnings.  Approximately 90% of Exelon’s unregulated generation comes from nuclear power plants.  The company’s 11 nuclear plants in the Midwest and Atlantic regions account for 18% of the nuclear power generated in the US, and 4% of the total electricity consumed in the country.  The Company is the largest owner and lowest cost operator of “non-regulated” nuclear energy with an average capacity factor that exceeds the industry averages.  Exelon is attractively positioned to benefit from higher commodity prices, recovering power markets, and the high probability of carbon legislation from the Obama

CAPITAL ADVISORS GROWTH FUND

Administration, which is targeting an 80% reduction in carbon emissions over the next 40-years.

We expect two major tailwinds can propel Exelon’s stock price higher in coming years:

1)
We expect Exelon can sustain above-average growth and profitability among its peers profitability to due to lower production costs associated with its nuclear fleet.  According to Global Energy Decisions May 2008 report (analyzing 2007 data), the production cost of nuclear power is $1.76 per kilowatt-hour, which compares favorably to coal at $2.47 per kilowatt hour, $6.78 for natural gas, and $10.26 for petroleum.  This competitive advantage should be defensible for the next decade as nuclear plants can take 7-to-10 years to plan & build, require a huge investment, and normally face fierce “not-in my backyard” opposition.

2)
The Obama Administration’s commitment to regulating greenhouse gas emissions through a “cap-and-trade” mechanism seems to have a shot at becoming law.  Exelon is among a minority of companies that would benefit from such a system.  Under cap-and-trade, utilities like Exelon would be allotted a number of permits based upon kilowatts generated (or a similar metric) which can be used to offset a federally regulated pollution “cap” measured in carbon dioxide (or equivalent) that the utility emits on an annual basis.  However, because of the composition (i.e. natural gas, coal, wind, nuclear) of the overall US electric power generation and the differing input sources utilized by the various utilities, each utility emits varying levels of carbon dioxide pollution.  This is where the “Trade” part of cap-and-trade kicks in.  For high-polluters like coal-fired power plants the carbon credits they receive will not cover the amount of pollution they produce each year, so these companies will need to purchase additional carbon credits in the marketplace.  Exelon, on the other hand, would likely receive more credits than it needs to offset its relatively clean carbon footprint, allowing Exelon to be a net seller of carbon credits on an annual basis.  Under cap-and-trade Exelon should see an additional revenue stream that is unmatched by any utility in its industry.

Newmont Mining (Ticker:  NEM)

Newmont Mining Corporation is primarily a gold producer with significant assets or operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand and Mexico.  As of December 31, 2008, Newmont had proven and probable gold reserves of 85.0 million equity ounces and an aggregate land position of approximately 38,840 square miles (100,600 square kilometers).

The continued deceleration in economic growth, not only in the United States but around the globe, should continue to put pressure on government fiscal and monetary policies to support economic stabilization.

The US government is likely to be faced with supporting substantial debt restructuring of the private sector (consumers & companies) in the coming years which could only compound the nation’s ballooning budget deficit.  Maybe even more daunting for the United States is that once we dig ourselves out of this historical

CAPITAL ADVISORS GROWTH FUND

downturn the country will be faced with task of financing the baby boomer generation’s needs in terms of pension (i.e. Social Security) and medical needs (i.e. Medicare/Medicaid), which by some estimates could be in the $50 trillion range.

We believe the most likely path the US government and central banks around the globe will be forced to pursue will include aggressive monetary stimulus, including so called quantitative easing (i.e. “printing money”) to ease the weight of the total debt burden by means of currency devaluation through aggressive monetary actions.  In addition to potential instability in the global currency markets associated with aggressive monetary policies around the world, a second possible side effect would be higher inflation, both of which should support a higher price trend for gold.  With this scenario becoming increasingly probable we believe a small investment in gold represents a prudent hedge as gold has historically been inversely correlated with falling currency values, and it can be an excellent hedge against inflation.

Paychex (Ticker:  PAYX)

Paychex is a leading provider of comprehensive payroll and integrated human resource and employee benefits outsourcing solutions for small- to medium-sized businesses in the United States.  As of May 31, 2008, the company serviced approximately 572,000 clients.  The company estimates that there are approximately 9.4 million employers in the geographic markets that Paychex currently serves within the U.S.  Of those employers, over 95% have fewer than 50 employees and are the company’s primary customers and target market (94% of Paychex client base has 49 or fewer employees).  The company estimates that all payroll processors combined serve approximately 15% of the potential businesses in the target market, with much of the un-penetrated market being composed of companies with 10 or fewer employees.  Despite being founded in 1979, we believe that the payroll/integrated human resource services market is still in the early stages of its growth cycle.

We are encouraged by the Company’s attractive business model (80% of revenue is recurring, high switching costs, scalability and few major competitors) and strong financial position (no debt, $479m in cash as of 11/30/08 and $600m projected free cash flow in fiscal 2009).  The Company has an indicated dividend yield of 4.80% (estimated by Bloomberg) based on our purchase price, and the steady yield should offer some downside share price support from these levels.  The current fiscal 2010 Price-to-Earnings multiple of 16.65x using Bloomberg consensus estimates for 2010 of $1.55 represents an attractive entry point for this stock in our opinion.  Paychex has historically traded at a premium to the overall stock market due to its strong earnings growth which has been at least twice the market average, its stable growth record and high earnings visibility.  If we assume that the stock eventually recovers to a more normalized dividend yield of around 3.5%, which is still high by the company’s historical standards, the stock would trade in the mid-to-high thirty dollar range.  We expect Paychex’s stock price can perform well in the next 3-to-5 years as the economy eventually recovers from the current recession.  In the meantime, the 4.8% dividend yield is rewarding while we wait.

CAPITAL ADVISORS GROWTH FUND

YUM Brands (Ticker: YUM)

Yum! Brands is the world’s largest fast food company as measured by stores with over 36,000 company, franchise, license and joint venture locations in over 100 countries.  The Company is the global leader of the quick-serve categories for chicken, pizza, sea food and Mexican-style food behind the globally recognized brands of KFC, Pizza Hut, Long John Silver’s and Taco Bell.

The Company has a tremendous opportunity with 500 million urban customers (migration from rural China to urban areas estimated between 15 million and 20 million per year) in China far exceeding the entire US population of roughly 300 million. Currently, there are 3,000 KFC’s in China making it the fastest growing fast food brand in the country.  Management sees an opportunity for 20,000 restaurants in China highlighted by 15,000 KFC stores and 2,000 Pizza Hut casual dining restaurants (currently has 550). Additionally, management sees an opportunity for 5,000 Pizza Hut home delivery stores and a big opportunity for the East Dawning franchise which is their version of the Chinese fast-food concept and could be their biggest growth opportunity yet.  The Chinese end-market currently accounts for the majority of the Company’s growth and 30% of the operating profit but we expect China to become an even a bigger part of the Company’s growth going forward. While there is a considerable international growth opportunity both in China and in other areas of the world we have also been impressed with the recent improvements in the US operations.  The US division recently improved their operating margin considerably and early signs from the Kentucky Grilled Chicken initiative have been called “transformational” by the KFC President, Roger Eaton. For the first time in a long time Yum Brands! appears to be seeing strength in all areas of their business in all geographies. In 2008, Yum! Brands returned roughly $2 billion of cash to shareholders in the form of buybacks and dividends and we expect to see this trend continue going forward.  We expect substantial growth from Yum! Brands in the coming years.

SUMMING UP THE OUTLOOK…

Consumer spending seems unlikely to return to pre-crisis levels any time soon due to the headwinds of increased saving habits, declining income due to high unemployment (and under-employment), reduced access to consumer credit, and the recent return of rising fuel costs. If consumer spending remains subdued there are only three possibilities to pick up the slack in the economy, and none of them seem likely to do so.  Businesses are not incentivized to increase spending when their end customer – the consumer – isn’t buying.  Net trade is a poor candidate for help because our key trading partners are no healthier than we are, plus this component is too small to move the needle for the overall economy.  That leaves government spending as the only logical offset.  So far, Washington has delivered in spades with aggressive fiscal (and monetary) actions to support the economy.  But with the national debt on pace to reach 80% of GDP (or more) in a few years (source: Congressional Budget Office), we may have already reached an upper limit for government spending without triggering a revolt in the markets for government bonds and U.S. dollars.

CAPITAL ADVISORS GROWTH FUND

All of which leads us to a long-term outlook for the economy that seems materially below consensus expectations.  If we’re right, the implications for asset prices are not favorable because a sluggish economy has the potential to erode several key supports for investment values, including corporate profits, employment, interest rates, taxes and regulatory friction.

Please note that we are not predicting Armageddon in the asset markets, nor even another bear market in the near-term future.  Rather, we expect a sustained period of below-average valuation multiples in the stock market lasting years, not months.  This humble outlook leads us to three key observations relevant to investment strategy:

1)
The potential opportunity cost for owning bonds versus stocks may be modest for the next few years, assuming the price-to-earnings ratio in the stock market might hover between 10 and 15 for a time, rather than expand toward 20 or more, as occurred during the great bull runs in the ‘80s and 90’s.

2)
Investors may see multiple opportunities to accumulate stocks at attractive prices over the next several years, and thus need not fret over “missing a rally” from time to time in an overly conservative asset allocation posture.

3)
Dividends may play an increasing role in portfolio decisions as a means to extract extra returns from stocks and/or support income needs in a low-yield bond environment.  Higher-yielding stocks have been among the worst-performers during the recent downturn, but this trend may reverse in the years ahead.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/Portfolio Manager	Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
President & CEO, Capital Advisors, Inc.	Vice President, Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

CAPITAL ADVISORS GROWTH FUND

The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Current and future portfolio holdings are subject to risk.

Growth stocks typically are more volatile than value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

Free cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Beta measures the sensitivity of rates of return on a fund to general market movements.

The term “earnings per share,” when used in this letter, refers to a commonly utilized measurement of company profits.  It is calculated by dividing a company’s net income by its common shares outstanding.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 07/09

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2009 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/09 – 6/30/09).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the advisory agreement as of May 1, 2009.  Prior to May 1, 2009, actual net expenses were limited to 1.50% per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2009 (Unaudited), Continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/09	6/30/09	1/1/09 – 6/30/09*
Actual	$1,000.00	$1,048.10	$7.16
Hypothetical (5% return	$1,000.00	$1,017.80	$7.05
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS – June 30, 2009 (Unaudited)

1%
4%
3%
2%
2%
2%
2%
2%
2%
2%
3%
3%
2%
2%
2%
4%
2%
4%
2%
2%
5%
2%
3%
6%
12%
2%
3%
19%

- Aerospace & Defense - 2%
- Beverages - 2%
- Biotechnology - 2%
- Cable Providers - 2%
- Consumer Discretionary - 2%
- Distributors - 2%
- Diversified Telecommunication Services - 2%
- Exchange Traded Funds - 3%
- Food & Staples Retailing - 3%
- Food Products - 2%
- Health Care Providers & Services - 2%
- Hotels, Restaurants & Leisure - 2%
- Household Products - 4%
- Industrial Conglomerates - 2%
- Information Retrieval Services - 4%
- Insurance - 2%
- Internet Provider - 2%
- IT Services - 5%
- Management Consulting Services - 2%
- Metals & Mining - 3%
- Oil & Gas - 6%
- Pharmaceuticals - 12%
- Scientific Instruments - 2%
- Semiconductor & Semiconductor Equipment - 3%
- Short-Term Investments - 19%
- Software - 1%
- Utilities - 4%
- Wireless Telecommunication Services - 3%

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited)

Shares	COMMON STOCKS - 79.89%	Value
	Aerospace & Defense - 2.17%
7,100	Boeing Co.	$301,750

	Beverages - 1.93%
5,600	The Coca-Cola Co.	268,744

	Biotechnology - 1.77%
11,100	Alnylam Pharmaceuticals, Inc.*	247,197

	Cable Providers - 1.90%
18,300	Comcast Corp. - Class A	265,167

	Consumer Discretionary - 1.76%
16,700	CarMax, Inc.*	245,490

	Distributors - 1.86%
7,700	Genuine Parts Co.	258,412

	Diversified Telecommunication Services - 2.57%
14,430	AT&T, Inc.	358,441

	Food & Staples Retailing - 2.67%
7,680	Wal-Mart Stores, Inc.	372,019

	Food Products - 1.90%
7,400	H.J. Heinz Co.	264,180

	Health Care Providers & Services - 1.99%
11,110	UnitedHealth Group, Inc.	277,528

	Hotels, Restaurants & Leisure - 2.51%
10,500	Yum! Brands, Inc.	350,070

	Household Products - 4.64%
5,700	Kimberly-Clark Corp.	298,851
6,800	Procter & Gamble Co.	347,480
		646,331

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value
	Industrial Conglomerates - 2.15%
11,500	Tyco International Ltd.#	$298,770

	Information Retrieval Services - 4.06%
1,340	Google, Inc. - Class A*	564,931

	Insurance - 1.95%
94	Berkshire Hathaway, Inc. - Class B*	272,199

	Internet Provider - 2.00%
17,800	Yahoo! Inc.*	278,748

	IT Services - 5.14%
10,250	Accenture Ltd. - Class A#	342,965
14,800	Paychex, Inc.	372,960
		715,925

	Management Consulting Services - 2.16%
19,070	ABB Ltd. - ADR	300,925

	Metals & Mining - 3.14%
10,700	Newmont Mining Corp.	437,309

	Oil & Gas - 6.25%
16,050	Suncor Energy, Inc.#	486,957
7,080	Total SA - ADR	383,948
		870,905

	Pharmaceuticals - 11.78%
5,900	Genzyme Corp.*	328,453
7,180	Novartis AG - ADR	292,872
11,500	Perrigo Co.	319,470
11,300	Sanofi-Aventis - ADR	333,237
8,100	Wyeth	367,659
		1,641,691

	Scientific Instruments - 2.11%
7,200	Thermo Fisher Scientific, Inc.*	293,544

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value
	Semiconductor & Semiconductor Equipment - 3.47%
29,190	Intel Corp.	$483,094

	Software - 1.55%
9,100	Microsoft Corp.	216,307

	Utilities - 3.75%
10,200	Exelon Corp.	522,342

	Wireless Telecommunication Services - 2.71%
19,400	Vodafone Group Plc - ADR	378,106
	Total Common Stocks (Cost $11,177,342)	11,130,125

	EXCHANGE TRADED FUNDS - 3.17%
4,400	iShares iBoxx $ Investment Grade
	Corporate Bond Fund (Cost $434,137)	441,232

	SHORT-TERM INVESTMENTS - 18.93%
2,638,035	SEI Daily Income Trust Government Fund
	(Cost $2,638,035)	2,638,035
	Total Investments in Securities
	(Cost $14,249,514) - 101.99%	14,209,392
	Liabilities in Excess of Other Assets - (1.99)%	(277,653)
	Net Assets - 100.00%	$13,931,739

*Non-income producing security.
#U.S. traded security of a foreign issuer.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2009 (Unaudited)

ASSETS
Investments in securities, at value
(identified cost $14,249,514)	$14,209,392
Receivables
Dividends and interest	28,019
Prepaid expenses	10,357
Total assets	14,247,768

LIABILITIES
Payables
Securities purchased	283,969
Due to advisor	130
Audit fees	9,025
Shareholder reporting	870
Transfer agent fees and expenses	5,086
Fund accounting fees	5,115
Distribution fees	2,902
Administration fees	2,466
Custody fees	1,095
Chief Compliance Officer fee	1,108
Accrued other expenses	4,263
Total liabilities	316,029

NET ASSETS	$13,931,739

Net asset value, offering and redemption price per share
[$13,931,739/1,048,832 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$13.28

COMPONENTS OF NET ASSETS
Paid-in capital	$21,219,202
Undistributed net investment income	53,010
Accumulated net realized loss on investments	(7,300,351)
Net unrealized depreciation on investments	(40,122)
Net assets	$13,931,739

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2009 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $8,528)	$134,807
Interest	2,719
Total income	137,526

Expenses
Advisory fees (Note 3)	47,190
Distribution fees (Note 4)	15,730
Administration fees (Note 3)	14,876
Fund accounting fees (Note 3)	10,061
Transfer agent fees and expenses (Note 3)	9,250
Audit fees	9,026
Legal fees	7,658
Registration fees	3,928
Chief Compliance Officer fee (Note 3)	3,444
Miscellaneous fees	3,263
Shareholder reporting	2,953
Trustee fees	2,940
Custody fees (Note 3)	2,081
Total expenses	132,400
Less: advisory fee waiver (Note 3)	(43,757)
Net expenses	88,643
Net investment income	48,883

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss from investments	(779,563)
Net change in unrealized appreciation on investments	1,376,613
Net realized and unrealized gain on investments	597,050
Net Increase in Net Assets
Resulting from Operations	$645,933

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$48,883	$11,570
Net realized loss from investments	(779,563)	(1,181,352)
Net change in unrealized
appreciation/(depreciation)
on investments	1,376,613	(3,332,958)
Net increase/(decrease) in net
assets resulting from operations	645,933	(4,502,740)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(7,442)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	1,053,511	1,314,610
Total increase/(decrease)
in net assets	1,699,444	(3,195,572)

NET ASSETS
Beginning of period	12,232,295	15,427,867
End of period	$13,931,739	$12,232,295
Includes undistributed net
investment income of	$53,010	$4,127

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2009		Year Ended
	(Unaudited)		December 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	276,614	$3,421,863	234,284	$3,266,524
Shares issued in
reinvestment of
distributions	—	—	592	7,402
Shares redeemed*	(192,835)	(2,368,352)	(128,698)	(1,959,316)
Net increase	83,779	$1,053,511	106,178	$1,314,610
* Net of redemption
fees of		$5		$106

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2009		Year Ended December 31,
	(Unaudited)		2008	2007		2006		2005		2004
Net asset value,
beginning of period	$12.68		$17.96	$15.90		$14.87		$14.11		$12.54

Income from
investment operations:
Net investment
income/(loss)	0.05	^	0.01	(0.03)		(0.06)		(0.12)		(0.08)
Net realized and unrealized
gain/(loss) on investments	0.55		(5.28)	2.09		1.09		0.88		1.65
Total from
investment operations	0.60		(5.27)	2.06		1.03		0.76		1.57

Less distributions:
From net
investment income	—		(0.01)	—		—		—		—
Total distributions	—		(0.01)	—		—		—		—

Redemption fees retained	0.00	^#	0.00 ^#	—		—		—		—

Net asset value, end of period	$13.28		$12.68	$17.96		$15.90		$14.87		$14.11

Total return	4.81%	**	-29.35%	12.96%		6.93%		5.39%		12.52%

Ratios/supplemental data:
Net assets, end of
period (thousands)	$13,932		$12,232	$15,428		$16,251		$16,759		$16,535
Ratio of expenses to
average net assets:
Before expense
reimbursement	2.11%	*	2.11%	1.89%		1.88%		1.88%		1.86%
After expense
reimbursement	1.41%	*†	1.50%	1.50%		1.50%		1.50%		1.50%
Ratio of net investment
income/(loss) to
average net assets:
Before expense
reimbursement	0.08%	*	(0.52% )	(0.54%	)	(0.72%	)	(1.18%	)	(0.96%	)
After expense
reimbursement	0.78%	*	0.09%	(0.15%	)	(0.34%	)	(0.80%	)	(0.60%	)
Portfolio turnover rate	49.53%	**	83.95%	78.78%		72.95%		80.37%		73.38%

*	Annualized
**	Not annualized
^	Based on average shares outstanding.
#	Amount is less than $0.01.
†	Effective May 1, 2009, the Advisor contractually agreed to lower the net annual operating expense limit to 1.25%.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited)

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  Investments in other mutual funds are valued at their net asset value per share.

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 157,Fair Value Measurements (“FAS 157”).  FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.  See Note 6 – Summary of Fair Value Exposure for more information.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Fund’s 2009 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

E.
Derivatives: The Fund has adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”).  FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”).  FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the six months ended June 30, 2009, the Fund did not hold any derivative instruments.

F.
Redemption Fee:  The Fund charges a 2.00% redemption fee to shareholders who redeem shares held for less than 7 days.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

H.
Events Subsequent to the Fiscal Period End:  The Fund has adopted FAS No. 165, Subsequent Events (“FAS 165”).  FAS 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, FAS 165 requires an entity to disclose the date through which subsequent events have been evaluated.

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2009, through August 28, 2009, the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

NOTE 3 -	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2009, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2009, the Fund incurred $47,190 in advisory fees.

The Fund is responsible for its own operating expenses.  Effective May 1, 2009, the Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% (previously 1.50%) of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2009, the Advisor reduced its fees in the amount of $43,757; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $246,013 at June 30, 2009.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2009	$63,489
2010	58,826
2011	79,941
2012	43,757
$246,013

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the six months ended June 30, 2009, the Fund incurred $14,876 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended June 30, 2009, the Fund incurred $10,061, $5,951, and $2,081 in fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the six months ended June 30, 2009, the Fund was allocated $3,444 of the Chief Compliance Officer fee.

NOTE 4 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the six months ended June 30, 2009, the Fund paid the Distribution Coordinator  $15,730.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2009, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,522,301 and $4,696,990, respectively.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

NOTE 6 - SUMMARY OF FAIR VALUE EXPOSURE

The Fund has adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position (“FSP 157-4”).  FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  FAS 157 requires the Fund to classify its securities based on valuation method.  These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$1,119,139	$—	$—	$1,119,139
Consumer Staples	1,551,274	—	—	1,551,274
Energy	870,905	—	—	870,905
Financials	272,199	—	—	272,199
Health Care	2,459,960	—	—	2,459,960
Industrials	901,445	—	—	901,445
Information Technology	2,259,005	—	—	2,259,005
Materials	437,309	—	—	437,309
Telecommunication Services	736,547	—	—	736,547
Utilities	522,342	—	—	522,342
Total Equity	11,130,125	—	—	11,130,125
Exchange Traded Funds	441,232	—	—	441,232
Short-Term Investments	2,638,035	—	—	2,638,035
Total Investments in Securities	$14,209,392	$—	$—	$14,209,392

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

NOTE 7 - INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2009 and the year ended December 31, 2008 were as follows:

	2009	2008
Ordinary income	$—	$7,442

As of December 31, 2008, the Fund’s most recent fiscal year end,  the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$15,047,786
Gross tax unrealized appreciation	420,405
Gross tax unrealized depreciation	(1,837,102)
Net tax unrealized depreciation	(1,416,697)
Undistributed ordinary income	4,089
Undistributed long-term capital gain	—
Total distributable earnings	4,089
Other accumulated gains/losses	(6,520,788)
Total accumulated earnings/(losses)	$(7,933,396)

(a)	Cost for federal income tax purposes differs from the cost for financial statement purposes due to partnership income.

At December 31, 2008, the Fund had a capital loss carryforward of $5,501,542 which expires as follows:

Year	Amount
2010	$5,043,096
2011	296,341
2016	162,105
$5,501,542

At December 31, 2008, the Fund deferred, on a tax-basis, post-October losses of $1,019,246.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2009 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2009

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   9/2/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  9/2/09

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  9/2/09

* Print the name and title of each signing officer under his or her signature.